CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2022
CASH AND CASH EQUIVALENTS
Schedule of cash and cash equivalents

	December 31,
	2022	2021
Cash and cash equivalents at banks and on hand in:
Russian Rubles	33,912	17,911
Chinese yuan	12,404	15
US Dollars	11,902	1,766
Euro	7,516	2,899
Turkmenian Manat	314	367

Other	2,031	801

Short-term deposits with an original maturity of less than 92 days:
Russian Rubles	10,213	16,594

Other	—	237

Total cash and cash equivalents	78,292	40,590